Exhibit 23.1


                        Consent of Independent Auditors

We consent to the incorporation by reference in Registration Statement No. 333-07377 of SPAR Group, Inc. on Form S-8 of our report dated March 3, 2000 appearing in this Annual Report on Form 10-K of SPAR Group, Inc. for the year ended December 31, 1999.



                                                      /s/ Ernst & Young LLP


Minneapolis, Minnesota
April 12, 2000